PACIFIC LIFE FUNDS SUPPLEMENT DATED JANUARY 29, 2010
TO THE PROSPECTUS DATED JULY 1, 2009

This supplement revises the Pacific Life Funds prospectus dated July 1, 2009, as supplemented (together the “Prospectus”). This supplement must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information.

Liquidation of Certain Class A Shares

On January 12, 2010, the Board of Trustees of Pacific Life Funds, (the “Board”), unanimously approved the liquidation of the Class A shares of the following underlying funds: PL Small-Cap Growth Fund, PL International Value Fund, PL Large-Cap Value Fund, PL Short Duration Bond Fund, PL Growth LT Fund, PL Mid-Cap Equity Fund, PL International Large-Cap Fund, PL Managed Bond Fund, PL Inflation Managed Fund, PL Large-Cap Growth Fund, PL Comstock Fund, PL Mid-Cap Growth Fund and the PL Real Estate Fund (each a “Liquidating Fund” and together the “Liquidating Funds”). The liquidations are expected to occur at the close of business on July 2, 2010 (the “Liquidation Date”).

The Liquidating Funds were closed to new investors after December 31, 2006. The Liquidating Funds remained open only for additional investments by shareholders existing as of January 1, 2007 who continued to own shares. Effective February 15, 2010 no new investments, except those made by the Portfolio Optimization Funds and the reinvestment of dividends, will be accepted into the Liquidating Funds. In addition, no new automatic transaction instructions (e.g., automatic investment program, systematic withdrawals, payroll deductions, systematic exchanges or prescheduled transfer of assets) will be accepted. Any existing automatic purchase instructions for any of the Liquidating Funds will be cancelled effective February 15, 2010. Any existing automatic withdrawal instructions for the Liquidating Funds may remain in effect until the close of business on the Liquidation Date. Such automatic transaction instructions will cancel for the Liquidating Funds upon liquidation.

The Liquidation Date may be postponed for any or all of the Liquidating Funds if: (i) the New York Stock Exchange or another primary trading market for portfolio securities of a Liquidating Fund is closed to trading or otherwise restricted; or (ii) trading or the reporting of trading on the New York Stock Exchange or other primary trading market for the portfolio securities of a Liquidating Fund is disrupted and the Board believes the value of the net assets in a Liquidating Fund cannot be accurately determined; or (iii) reasonably necessary to accommodate business needs. If any of these events occurs, the Liquidation Date for the affected Liquidating Fund(s) will be postponed until a reasonable time thereafter, which, with respect to items (i) and (ii), will be the first business day after trading is fully resumed and reporting has been restored.

Shareholders may: (i) exchange their Class A shares of the Liquidating Funds for Class A shares of any of the Portfolio Optimization Funds or the PL Money Market Fund at any time prior to the Liquidation Date; or (ii) have each Liquidating Fund redeem its Class A shares on the Liquidation Date. Please see the Exchanging Shares section in the Prospectus for further information. Exchanges out of the Liquidating Funds will not count towards the annual exchange limits. For 529 plan accounts, an exchange will count as an “investment change”. Generally, 529 Plan accounts are only allowed one investment change per calendar year.

Once the Class A shares of each Liquidating Fund have been liquidated, all references to the Class A Shares of the Liquidating Funds will be deleted from the prospectus. No further notification regarding the Liquidations will be sent unless circumstances change from those described herein.

     What does this mean for shareholders?
Generally, this means that shareholders who still own shares of a Liquidating Fund on the Liquidation Date will be sent a check upon liquidation. This excludes the Portfolio Optimization Funds, 529 plan accounts, individual retirement accounts (IRA) and other qualified plan accounts as shareholders.

What does this mean for the Portfolio Optimization Funds?
The Class A shares of all underlying funds that are owned by Portfolio Optimization Funds will be converted into a new share class, which will only be available for investment by the Portfolio Optimization Funds. The conversion will occur on or before the date of liquidation. Shareholders of the Portfolio Optimization Funds do not need to take any action; this change will be transparent.

What does this mean for IRA or other qualified plan account shareholders?
Any IRA and other qualified plan account assets remaining in the Liquidating Funds on the Liquidation Date will be moved to the PL Money Market Fund.

What does this mean for 529 plan account shareholders?
529 plan account owners will be sent a separate notification regarding the liquidations and how such accounts will be processed.

Please contact your registered representative or Pacific Life Funds with any questions on the above or to change your existing automatic transactions instructions, to provide new instructions, or to transact an exchange.

PL Short Duration Bond Fund
References to Jonathan A. Beinner, Thomas J. Kenny, James B. Clark, and Michael Swell are deleted from page 62 of the prospectus.

PL Floating Rate Loan Fund
Effective July 1, 2010, pursuant to approval by the fund’s board of trustees, including a majority of independent trustees, at its meeting held on January 12, 2010, Eaton Vance Management (Eaton Vance) will become the fund manager of the PL Floating Rate Loan Fund. In order to facilitate this change, a portion of the fund’s holdings will be sold and new investments purchased in accordance with recommendations by the new fund manager. Pacific Life Fund Advisors LLC (PLFA), the investment adviser to the fund, will likely begin this transitioning prior to July 1, 2010.

Changes to the investment policies and strategies of the PL Floating Rate Loan Fund effective July 1, 2010 are as follows:

•	The limitation that not more than 10% of the fund’s assets invested in debt instruments rated in the three lowest categories of non-investment grade (or if unrated, are of comparable quality as determined by the manager) will be removed.

•	The industry and sector concentration and regulatory impact risks will be removed as principal risks.

•	Investments in foreign senior loans and foreign securities will be limited to 25% of its assets.

•	The primary benchmark index will change from Credit Suisse First Boston Leveraged Loan Index to S&P/LSTA Leveraged Loan Index.

The investment policies and strategies of the PL Floating Rate Loan Fund that take effect July 1, 2010, are described below:

Investment goal — seeks high level of current income.

Main investments — invests at least 80% of its assets in floating rate loans. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Structured notes are treated as floating rate loans for purposes of the fund’s 80% investment policy. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Floating rate loans in which the fund invests include senior loans of domestic and foreign issuers. Senior loans are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Senior loans are generally arranged through private negotiations between a borrower and several financial institutions represented, in each case, by one or more lenders acting as agent of the other lenders. On behalf of the lenders, the agent is primarily responsible for negotiating the loan agreement that establishes the terms and conditions of the senior loans and the rights and obligations of the borrowers and lenders. Senior loans in which the fund will purchase interests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. The fund may invest in participations in senior loans, may purchase assignments of portions of senior loans from third parties and may act as one of the group of lenders originating a senior loan. Generally, senior floating rate loans are secured by specific assets of the borrower. However, the fund may invest up to 20% of its assets in senior loans that are not secured by any collateral.

The fund may invest all or substantially all of its assets in senior loans and other debt instruments that are rated non-investment grade (high yield/high risk) or if unrated, are of comparable quality as determined by the fund manager. Such instruments include those that are stressed, distressed or in default.

The floating rate loans in which the fund invests are not subject to any restrictions with respect to maturity. Floating rate loans will have rates of interest that are reset daily, monthly, quarterly, semi-annually or annually. Floating rate loans generally have a dollar-weighted average days until the next interest rate reset of 90 days or less.

Under normal market conditions, the fund may invest up to 20% (in the aggregate) of its assets (including assets maintained by the fund as a reserve against any additional loan commitments) in (i) investment grade debt securities and/or investment grade short-term debt securities with remaining maturities of one year or less, including money market instruments; (ii) warrants and equity securities in connection with the portfolio’s investments in senior loans or other debt instruments; (iii) senior loans, of which the interest rates are fixed and do not float or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates and subordinated bridge loans; (iv) secured and unsecured subordinated loans; (v) second lien and third lien loans; (vi) senior secured bonds, senior unsecured bonds and unsecured or subordinated bonds, all of varying qualities and maturities, and all which may be fixed or floating rate; (vii) other floating rate debt instruments, such as notes and asset backed securities (including special purpose trusts investing in bank loans); and (viii) loans or other debt instruments that pay-in-kind or “PIK”, which are loans or other debt instruments that pay interest through the issuance of additional securities.

Subject to other limitations described above, the fund may invest up to 25% of its assets in foreign senior loans and foreign securities.

The fund manager may also use derivatives (such as options and futures contracts, interest rate and credit default swaps, credit-linked notes and currency hedging derivatives) as a substitute for securities, to try to increase returns, to change the duration of obligations held by the fund, to manage certain investment risks, or to hedge against changes in security prices, interest rates or currency exchange rates or to otherwise help achieve the fund’s investment goal.

If the fund manager determines that market conditions temporarily warrant a defensive investment policy, the fund may (but is not required to) invest, subject to its ability to liquidate its senior loans, up to 100% of its assets in high quality, short-term debt instruments, including money market instruments and cash equivalents.

Eaton Vance Management

Two International Place, Boston, MA 02110

Eaton Vance Management (Eaton Vance) has been managing assets since 1924 and managing mutual funds since 1931. As of December 31, 2009, Eaton Vance Corporation’s, the parent company of Eaton Vance, total assets under management, including its affiliates, were approximately $154.9 billion.

Scott H. Page, CFA (Since 2010)	Vice president and director of Eaton Vance’s Bank Loan team since 1996 and portfolio manager of Eaton Vance’s senior loan funds since 1996. He has been a member of Eaton Vance’s bank loan team since 1989 and was named co-director in July 1996. In November 2007, he was named director of bank loans. Mr. Page was investment officer of Dartmouth College Investment Office from 1988-1989; assistant vice president of Citicorp (leveraged finance) from 1987-1988; and credit review officer of Chase Manhattan Bank from 1981-1985. He has 27 years of investment experience and has a BA from Williams College and an MBA from the Amos Tuck School at Dartmouth College.

Andrew Sveen (Since 2010)	Vice president of Eaton Vance since 1999. Mr. Sveen has 15 years of investment experience and has a BA from Dartmouth College and an MBA from the William Simon School of Business Finance.

Craig P. Russ (Since 2010)	Vice president and portfolio manager of Eaton Vance’s senior loan funds. He is a co-manager for several Eaton Vance senior loan funds and has been a member of Eaton Vance’s bank loan team since 1997. Prior to joining Eaton Vance, Mr. Russ was a vice president in the specialized lending division of State Street Bank. He has 24 years of investment experience and has a BA from Middlebury College.

CDSC Waivers
The second to last bullet in the CDSC waivers section of the Prospectus, on page 48, is deleted and replaced with the following:

•	The CDSC for any Pacific Life Funds 529 Plan (MT) accounts would be waived for redemptions due to a transfer to other investment options within the Montana Family Education Savings Program (MFESP), including to those that may be added in the future.

529 Plan Changes
Effective February 1, 2010, new applications for the Montana Family Education Savings Program may only be made by Montana residents purchasing shares directly from Pacific Life Funds. See the Plan Description Handbook, as supplemented, for more detailed information. Additional contributions may continue to be made to any Pacific Life Funds 529 Plan (MT) account, subject to any applicable sales charges.